UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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[ ]	Preliminary Proxy Statement

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

Thrivent Series Fund, Inc.

(Name of Registrant as Specified In Its Charter)

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Thrivent Series Fund, Inc.

625 Fourth Avenue South

Minneapolis, MN 55415

Dear Contractholder:

The Board of Directors of Thrivent Series Fund, Inc. (the “Fund”) has scheduled a special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Large Cap Growth Portfolio (the “Portfolio”), a series of the Fund, for July 30, 2019 to seek approval to reclassify the Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. Please see the enclosed Proxy Statement for information about this proposal.

As further described in the Proxy Statement, Thrivent Financial for Lutherans and Thrivent Life Insurance Company are the direct shareholders of the Portfolio and sponsors of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”). As the holder of a Variable Contract, you are being solicited for voting instructions so that shares of the Portfolio may be voted in proportion to the instructions received.

If the proposal is approved at the Meeting, it is expected that this change will be implemented on or about August 9, 2019.

If you are not planning to attend the Meeting in person, please vote before July 30, 2019 in one of the ways described below.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.
•	Via telephone: see the instructions on the enclosed proxy card.
•	Via mail: use the enclosed proxy card and postage-paid envelope.
•	In person: attend the Meeting on July 30, 2019 at the Thrivent Financial corporate office in Minneapolis.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal,

President and Chief Investment Officer

IMPORTANT INFORMATION ON THE PROPOSAL

Although we recommend that you read the complete Proxy Statement, we have provided the following questions and answers to clarify and summarize the matter to be voted on (the “Proposal”).

Q: Why is a shareholder meeting being held?

A: A special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Large Cap Growth Portfolio (the “Portfolio”) is being held to seek approval to reclassify the Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

Q: Who can vote?

A: Owners of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract” and such owners, “Contractholders”) as of June 7, 2019 are entitled to vote at the Meeting. Thrivent Financial for Lutherans (“Thrivent Financial”) is the Portfolio’s investment adviser. Thrivent Financial and Thrivent Life Insurance Company (“Thrivent Life” and together with Thrivent Financial, the “Shareholders”) are the sponsors of your Variable Contracts. The Portfolio is an investment option in the separate accounts held directly by the Shareholders, which are used to fund the variable life insurance policies and variable annuity contracts sponsored by the Shareholders. Accordingly, Contractholders are being solicited to provide voting instructions to the direct Shareholders, which will in turn cast votes in accordance with instructions provide by the Contracholders.

Effective June 30, 2019, it is expected that Thrivent Life will be dissolved and the contract obligations of Thrivent Life will be assumed by Thrivent Financial. Thrivent Financial, as a direct Shareholder of the Portfolio as of the Meeting date, will cast your votes according to your voting instructions. If your voting instructions are not timely received, any shares of the Portfolio attributable to a Variable Contract will be voted by Thrivent Financial in proportion to the voting instructions received for all Variable Contracts participating in the proxy solicitation. This voting procedure may result in a relatively small number of Contractholders determining the outcome of the vote. If a proxy card is timely returned with no voting instructions, the shares of the Portfolio will be voted FOR the Proposal.

Any shares of the Portfolio held by Thrivent Financial or any of its affiliates for their own account and any shares held in an asset allocation portfolio managed by Thrivent Financial will also be voted in proportion to the voting instructions received from all Contractholders participating in the proxy solicitation.

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Q: Why is a reclassification of the Portfolio’s diversification status being proposed?

A: The Portfolio is currently classified as a diversified fund under the 1940 Act. This limits the Portfolio’s ability to hold large positions in securities in any single issuer. Under the 1940 Act, a diversified fund, such as the Portfolio, must not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio. Because certain securities represent greater than 5% of the Portfolio’s index, the S&P 500 Growth Index (the “Index”), the Portfolio’s portfolio manager believes that the Portfolio could more effectively implement its investment strategy with greater flexibility to hold larger positions. As a result, the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”), for which the Portfolio is a series, recommends approval of the Proposal to remove the current fundamental investment restriction and reclassify the Portfolio as non-diversified under the 1940 Act. This would eliminate this restriction and give the Portfolio greater flexibility to achieve targeted weightings relative to the Index.

Q: What will happen if Shareholders do not approve the reclassification of the Portfolio’s diversification status?

A: If the Proposal to reclassify the Portfolio as non-diversified is not approved, the Portfolio’s current fundamental investment restriction will continue in effect and the Board may take such actions as it deems to be in the best interests of the Portfolio and its Shareholders, such as considering proposing the reorganization of the Portfolio into another portfolio.

Q: Will there be any changes in the fees and expenses borne by the Portfolio and its Shareholders, or in Shareholders’ rights?

A: Although the Portfolio will bear any direct costs related to implementing changes to the Portfolio’s holdings if the Proposal is approved, no changes in the fees and expenses borne by the Portfolio or by its Shareholders will result from the proposed changes. Specifically, the Portfolio’s investment advisory fee and other service provider fees all will remain unchanged. In addition, if the Proposal is approved at the Meeting the rights of Shareholders of the Portfolio will not change, including the right to invest and redeem shares daily without charge.

Q: If approved, when would the changes take effect?

A: It is expected that the changes would be implemented on or about August 9, 2019.

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Q: Can I surrender or exchange my interests in the Portfolio for a different subaccount option under my contract or surrender my contract before the changes go into effect?

A: Yes, but please refer to the most recent prospectus of your Variable Contract as certain charges and/or restrictions may apply to such exchanges and surrenders.

Q: Who pays the expenses of the proxy solicitation and Meeting?

A: Because the proposed reclassification is intended to benefit the Portfolio’s Shareholders, the expenses related to this Proxy Statement and the prospectus supplement, including any proxy solicitation costs, will be borne by the Portfolio. Certain indirect costs such as internal resources and support will be borne by Thrivent Financial.

Q: How can I vote?

A: Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible, but in any event prior to the Meeting on July 30, 2019 if you do not plan to attend the Meeting in person. Voting your proxy now will ensure that the

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necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the Proxy Statement?

A: Call Computershare at 866-865-3843 with your questions.

Q: How can I get more information about the Portfolio or my Variable Contract?

A: You may obtain (1) a prospectus, a statement of additional information and/or annual/semiannual report for the Portfolio, or (2) a prospectus or statement of additional information for your Variable Contract by:

•	Telephone—800-847-4836 and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet:

—	For a copy of a prospectus, a statement of additional information, and/or annual/semiannual report: reference centers on Thrivent.com

•	Variable Annuity Reference Center:
https://www.thrivent.com/products/annuities/variable-annuityreference-center.html

•	Variable Universal Life Reference Center:
https://www.thrivent.com/products/insurance/lifeinsurance/permanent-life-insurance/variable-universal-lifereference-center.html

•	AdvisorFlex Variable Annuity Reference Center:
https://www.thrivent.com/products/annuities/deferredannuities/thrivent-managed-account-variable-annuity-reference-center.html

—	For a copy of the Proxy Statement: www.proxy-direct.com/thr-30637

Q: How does the Board suggest that I vote?

A: The Board, including the Independent Directors, unanimously recommends that you vote “FOR” the Proposal.

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Thrivent Large Cap Growth Portfolio

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

ThriventPortfolios.com

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on July 30, 2019

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Large Cap Growth Portfolio (the “Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”), will be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on July 30, 2019 at 10:00 a.m. Central time for the following purposes:

1.	To approve a reclassification of the Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940.

2.	To transact such other business as may properly be presented at the Meeting.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on June 7, 2019 as the record date for the determination of who is entitled to notice of, and to vote at, the Meeting.

Thrivent Financial for Lutherans and Thrivent Life Insurance Company are the direct shareholders of the Portfolio and sponsors of the variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”). As the holder of a Variable Contract, you are being solicited for voting instructions so that shares of the Portfolio may be voted in proportion to the instructions received.

Contractholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)	By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required

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control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Contractholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the Proposal as described in the Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 17, 2019

By order of the Board of Directors

John D. Jackson

Assistant Secretary

Thrivent Series Fund, Inc.

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THRIVENT LARGE CAP GROWTH PORTFOLIO

a series of

THRIVENT SERIES FUND, INC.

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

ThriventPortfolios.com

PROXY STATEMENT

June 17, 2019

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Thrivent Series Fund, Inc. (the “Fund”), on behalf of its series Thrivent Large Cap Growth Portfolio (the “Portfolio”), of proxies to be voted at the a special meeting of shareholders to be held at the offices of Thrivent Financial for Lutherans (“Thrivent Financial”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on July 30, 2019 at 10:00 a.m. Central time (such meeting and any adjournments are referred to herein as the “Meeting”). The solicitation of proxies for use at the Meeting is being made primarily by the mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card on or about June 26, 2019 to the Portfolio’s shareholders of record as of the close of business on June 7, 2019 (the “Record Date”). Only shareholders of record on the Record Date will be entitled to vote at the Meeting.

For ease of reference, the term “Shareholders” will be used in this Proxy Statement and the accompanying materials to refer collectively to both record owners and beneficial owners of shares of the Portfolio (i.e., both owners of Variable Contracts funded by the Portfolio and shareholders of the Portfolio) as of the Record Date.

Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods: (i) Internet, (ii) telephone, or (iii) mail. Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Portfolio a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Additional information regarding voting is included in this Proxy Statement under “Voting Information and Requirements.”

The Fund’s organizational documents are filed as part of its registration statement with the U.S. Securities and Exchange Commission. Shareholders may obtain (1) a prospectus, a statement of additional information and/or annual/semiannual report for the Portfolio, or (2) a prospectus and/or statement of additional information for your Variable Contract by:

•	Telephone—800-847-4836 and say “Variable Annuity” or “Variable Universal Life”

•	Mail—Thrivent Series Fund, Inc., 4321 North Ballard Road, Appleton, WI 54919

•	Internet— reference centers on Thrivent.com.

•	Variable Annuity Reference Center: https://www.thrivent.com/products/annuities/variable-annuity-reference-center.html

•	Variable Universal Life Reference Center: https://www.thrivent.com/products/insurance/life-insurance/permanent-life-insurance/variable-universal-life-reference-center.html

•	AdvisorFlex Variable Annuity Reference Center: https://www.thrivent.com/products/annuities/deferred-annuities/thrivent-managed-account-variable-annuity-reference-center.html

Proposal

At the Meeting, Shareholders of the Portfolio will be asked to vote on a Proposal to reclassify the Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940 (“1940 Act”).

In addition, Shareholders will be asked to consider and approve such other matters as may properly come before the Meeting.

If Shareholders of the Portfolio approve the Proposal at the Meeting, it is expected that it will be implemented on or about August 9, 2019.

If Shareholders of the Portfolio do not approve the reclassification to the Portfolio’s diversification status, the Portfolio will continue to operate as a diversified fund. However, in the future, the Board may take such actions as it deems to be in the best interests of the Portfolio and its Shareholders.

Expenses of the Proxy

Direct expenses incurred in connection with the preparation of this Proxy Statement and the prospectus supplement, the costs of printing and distributing this Proxy Statement, any proxy solicitation costs and any similar expenses will be borne by the Portfolio. Thrivent Financial estimates the total cost to be approximately $61,189, which would not have an impact on the per share net asset value of the Portfolio, as of the Record Date.

PROPOSAL — APPROVE THE RECLASSIFICATION OF THE PORTFOLIO’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

If the Proposal is approved at the Meeting, the Portfolio would be subject to the following change with respect to the fundamental investment restriction regarding diversification:

Current	Proposed
The Portfolio will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.	The fundamental investment restriction regarding diversification will be deleted. As a result, the Portfolio will be classified as nondiversified and not subject to the diversification tests set forth in the 1940 Act.

Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund’s diversification status is considered a fundamental policy that cannot be changed without Shareholder approval. Diversified funds are subject to the restrictions included in the above policy and non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer. In addition, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless Shareholders approve the change.

The Portfolio has been constrained by operating as a diversified fund since securities of certain issuers represent greater than 5% of the Portfolio’s index, the S&P 500 Growth Index (the “Index”), and securities of other issuers are just below 5%. Being classified as a diversified fund has made it more difficult for the Portfolio to achieve targeted weightings relative to the Index because of the 5% limitation. The proposed change to the diversification policy could allow the Portfolio to more effectively implement its investment strategy due to greater flexibility to hold larger positions without substantially impacting its portfolio management process. Accordingly, Thrivent Financial, as the investment adviser of the Portfolio, recommended that the Board approve the reclassification of the Portfolio to non-diversified. The Board considered many aspects of the proposed reclassification, including adverse factors such as the cost of the proxy borne by the Portfolio and risks associated with higher concentration in certain holdings. After due consideration, the Board approved the recommendation on February 26, 2019.

If the proposal is approved at the Meeting, the Portfolio would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, the Portfolio must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Portfolio’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer.

Effect if Shareholders do not Approve the Reclassification of the Portfolio’s Diversification Status from Diversified to Non-Diversified

If the reclassification of the Portfolio’s diversification status from diversified to non-diversified is not approved, the Portfolio will continue to operate as a diversified fund. However, in the future, the Board may take such actions as it deems to be in the best interests of the Portfolio and its Shareholders.

The Board recommends that you vote “FOR” the reclassification of the Portfolio’s diversification status from diversified to non-diversified.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO

Shareholder Information

At the close of business on the Record Date, the Portfolio had outstanding 33,475,187.62 shares, which is the total number of possible votes on the Proposal. As of the Record Date, the Directors and officers of the Portfolio as a group owned less than 1% of the outstanding shares of the Portfolio. As of the Record Date, no person was known by the Portfolio to own beneficially or of record as much as 5% of the Portfolio shares (principal holders) except as follows:

Name	Shares Outstanding	Approximate Percentage of Ownership
Thrivent Financial for Lutherans	23,172,296.87	69.22%
Thrivent Life Insurance Company	10,302,890.75	30.78%

Under the 1940 Act, any person who owns more than 25% of the voting securities of another company is deemed a control person and is presumed to control such company. A control person may have a significant impact on the outcome of a shareholder vote.

The Separate Accounts

Shares in the Portfolio are currently sold, without sales charges, only to: (1) separate accounts of Thrivent Financial and Thrivent Life, which are used to fund benefits of variable life insurance contracts and variable annuity contracts (each a “Variable Contract”) issued by Thrivent Financial and Thrivent Life; and (2) other portfolios of Thrivent Series Fund. Effective June 30, 2019, it is expected that Thrivent Life will be dissolved and the contract obligations of Thrivent Life will be assumed by Thrivent Financial.

A Prospectus for the Variable Contract describes how the premiums and the assets relating to the Variable Contract may be allocated among one or more of the subaccounts that correspond to the portfolios of Thrivent Series Fund.

The Fund serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Thrivent Financial and Thrivent Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios at the same time. Although neither Thrivent Financial nor the Fund currently foresees any such disadvantage, the Board monitors events in order to identify any material conflicts between such policy owners and contract owners. Material conflict could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax law, (3) changes in the investment management of a portfolio, or (4) differences in voting instructions between those given by policy owners and those given by contract owners. Should it be necessary, the Board would determine what action if any, should be taken in response to any such conflicts.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable life insurance contract owners and variable annuity contract owners. The Board will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

VOTING AND SHAREHOLDER MEETING INFORMATION

General

Approval of the Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting shares of the Portfolio that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the voting shares of the Portfolio.

Thrivent Financial and Thrivent Life, the sponsors of your Variable Contracts, are Shareholders of record of the shares of the Portfolio. Shareholders with investments in the Portfolio are entitled to provide proxy cards to Thrivent Financial and Thrivent Life for the shares related to their investments.

Record Date

The Board has fixed the close of business on June 7, 2019 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Portfolio on the Record Date are entitled to one vote for each share held (a fractional share has a fractional vote), with no shares having cumulative voting rights. Shareholders with investments in the Portfolio as of the Record Date are entitled to submit proxy cards.

Quorum

A simple majority of the shares of the Portfolio entitled to vote at the Meeting represented in person or by proxy constitutes a quorum. Thrivent Financial and Thrivent Life together are the record owners of a majority of the shares of the Portfolio. Effective June 30, 2019, it is expected that Thrivent Life will be dissolved and the contract obligations of Thrivent Life will be assumed by Thrivent Financial. The representation of Thrivent Financial at the Meeting will therefore assure the presence of a quorum.

Proxies

Shareholders of the Portfolio may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date, by voting later by Internet or telephone or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Portfolio employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Portfolio will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Proposal.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the Proposal.

If your voting instructions are not timely received, shares of the Portfolio attributable to a Variable Contract will be voted by Thrivent Financial in proportion to the proxy cards received for all Variable Contracts participating in the solicitation. This voting procedure may result in a relatively small numbers of Shareholders determining the outcome of the vote. No minimum response is required from Shareholders before Thrivent Financial will vote the Portfolio shares.

Any shares of the Portfolio held by Thrivent Financial or any of its affiliates for their own account and any shares held in asset allocation portfolios managed by Thrivent Financial will be voted in proportion to the proxy cards received for all Variable Contracts participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 26, 2019. Shareholders of the Portfolio whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent Financial and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Portfolio may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. However, Thrivent Financial anticipates that additional telephone solicitation by Computershare will not be necessary. Any proxy solicitation expenses will be paid by the Portfolio while certain indirect costs will be paid by Thrivent Financial, although the expectation is that there will be no additional expenses for proxy solicitation.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Possible Adjournment

In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

Annual Meeting of Shareholders

There will be no annual or further special meetings of Shareholders of the Portfolio unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholder meeting should send their written proposals to the Secretary of Thrivent Series Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

GENERAL INFORMATION

Management of the Portfolio

The Board. The Board is responsible for the overall oversight of the operations of the Portfolio and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Financial is the investment adviser for the Portfolio. Thrivent Financial and its investment advisory affiliate, Thrivent Asset Management, LLC, have been in the investment advisory business since 1986 and managed approximately $124 billion in assets as of March 29, 2019, including approximately $52 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Other Service Providers

Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Portfolio and receives an administration fee from the Portfolio. Thrivent Distributors, LLC is the Portfolio’s principal underwriter and distributor and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The custodian for the Portfolio is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Organization

The Fund is an open-end management investment company registered under the 1940 Act and was organized as a Minnesota corporation on February 24, 1986. It is made up of 29 separate series (including the Portfolio), each of which in effect a separate investment fund and a separate class of capital stock of the Fund is issued with respect to each of its series.

By Order of the Board of Directors

John D. Jackson

Assistant Secretary

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 625 Fourth Avenue South Minneapolis, MN 55415 on July 30, 2019

Please detach at perforation before mailing.

THRIVENT LARGE CAP GROWTH PORTFOLIO

VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 2019

THE BOARD OF DIRECTORS OF THRIVENT SERIES FUND, INC. HAS AUTHOTIZED AND DIRECTED

THE SOLICITATION OF THIS VOTING INSTRUCTION CARD

Thrivent Financial for Lutherans and Thrivent Life Insurance Company (each a “Company”), each as a sponsor of variable contracts, are using this Voting Instruction Card to solicit voting instructions from contractholders who hold unit values in a separate account of the Company that invests in Thrivent Large Cap Growth Portfolio (the “Portfolio”), a series of Thrivent Series Fund, Inc. (the “Fund”).

The undersigned instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments thereof, all shares of the Portfolio attributable to his or her variable contract or interest in the relevant separate account as directed on the reverse side. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, which describes the matter to be considered and voted on.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Portfolio attributable to your account value “FOR” the proposal. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract holders in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TLC_30637_060419_VI

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 30, 2019.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/thr-30637

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS HAS AUTHORIZED AND DIRECTED THE SOLICITATION OF THIS VOTING INSTRUCTION CARD. YOUR VOTE IS IMPORTANT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve a reclassification of the Portfolio from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940.	☐	☐	☐

2. To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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